UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2026

LINKBANCORP, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-41505	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1250 Camp Hill Bypass, Suite 202, Camp Hill, Pennsylvania		17011
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (855) 569-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective on May 1, 2026 (the “Closing Date”), LINKBANCORP, Inc., a Pennsylvania corporation (“LNKB”), completed its previously announced merger with Burke & Herbert Financial Services Corp., a Virginia corporation (“Burke & Herbert”), pursuant to the Agreement and Plan of Merger dated December 18, 2025 between LNKB and Burke & Herbert (the “Merger Agreement”).
Pursuant to the Merger Agreement, on the Closing Date, (i) LNKB merged with and into Burke & Herbert, with Burke & Herbert continuing as the surviving corporation (the “Merger”), and (ii) immediately following the Merger, LINKBANK, a Pennsylvania chartered commercial bank and a wholly-owned subsidiary of LNKB, merged with and into Burke & Herbert Bank & Trust Company, a Virginia chartered bank (“Burke & Herbert Bank”) and a wholly-owned subsidiary of Burke & Herbert, with Burke & Herbert Bank as the surviving bank (the “Bank Merger”).
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each LNKB share of common stock, par value $0.01 per share (“LNKB Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by Burke & Herbert and LNKB, was converted into the right to receive 0.1350 shares (the “Exchange Ratio”) of common stock, par value $0.50 per share, of Burke & Herbert (“Burke & Herbert Common Stock,” and such shares, the “Merger Consideration”). Holders of LNKB Common Stock will receive cash in lieu of fractional shares of Burke & Herbert Common Stock in accordance with the terms of the Merger Agreement.
Treatment of LNKB Equity-Based Awards
Each time-vesting restricted share of LNKB Common Stock granted under LNKB’s equity incentive plans (the “LNKB Stock Plans”) that was outstanding and unvested immediately prior to the Effective Time, fully vested and received the Merger Consideration applicable to shares of LNKB Common Stock, subject to applicable tax withholding as provided in the LNKB Stock Plans and applicable award agreements.
Also pursuant to the Merger Agreement, each outstanding and unsettled restricted stock unit award granted in respect of LNKB Common Stock under the LNKB Stock Plans (each, an “LNKB RSU”), without any required action on the part of LNKB or any holder of such LNKB RSUs, fully vested (if unvested) and was canceled and automatically converted into the right to receive, with respect to each share of LNKB Common Stock underlying the LNKB RSU, the Merger Consideration, as if such LNKB RSU had been settled in shares of LNKB Common Stock immediately prior to the Effective Time, subject to applicable tax withholding as provided in the LNKB Stock Plans and applicable award agreements.
Furthermore, pursuant to the Merger Agreement, at the Effective Time, each stock option in respect of shares of LNKB Common Stock granted under the LNKB Stock Plans (each such stock option, an “LNKB Option”) that was outstanding immediately prior to the Effective Time, was assumed by Burke & Herbert (such LNKB Option, an “Assumed Option”) and converted into a stock option exercisable for (subject to achievement of the applicable time-based vesting conditions based on service after the Closing Date to Burke & Herbert) a number of shares of Burke & Herbert Common Stock equal to the number of shares of LNKB Common Stock underlying the LNKB Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share, with an exercise price per share of Burke & Herbert Common Stock equal to the exercise price applicable to the underlying LNKB Option immediately prior to the Effective Time divided by the Exchange Ratio, rounded up to the nearest cent. Each Assumed Option shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding LNKB Option immediately prior to the Effective Time.

Treatment of LNKB Warrants
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each warrant to acquire shares of LNKB Common Stock (each such warrant, an “LNKB Warrant”) that was outstanding immediately prior to the Effective Time was converted into a warrant exercisable for a number of shares of Burke & Herbert Common Stock equal to the number of shares of LNKB Common Stock underlying the LNKB Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share. Such warrants have an exercise price per share of Burke & Herbert Common Stock equal to the exercise price applicable to the underlying LNKB Warrant immediately prior to the Effective Time divided by the Exchange Ratio, rounded up to the nearest cent, and will otherwise continue to have, and shall be subject to, the same terms and conditions as applied to the underlying LNKB Warrant immediately prior to the Effective Time.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.01  Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As a result of the Merger, LNKB no longer fulfills the listing requirements of the Nasdaq Capital Market (“Nasdaq”). On April 30, 2026, LNKB notified Nasdaq that the transactions contemplated by the Merger Agreement were expected to close on May 1, 2026. LNKB requested that Nasdaq (i) suspend trading in shares of LNKB Common Stock at the close of business on April 30, 2026 and (ii) file with the Securities and Exchange Commission (the “Commission”) a notification of delisting of LNKB Common Stock on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, LNKB Common Stock is no longer listed on Nasdaq.
LNKB (or Burke & Herbert as its successor) intends to file with the Commission certifications on Form 15 under the Exchange Act to deregister LNKB Common Stock under Section 12(g) of the Exchange Act and suspend LNKB’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to the Rights of Security Holders.
At the Effective Time, each share of LNKB Common Stock was converted into the right to receive 0.1350 shares of Burke & Herbert Common Stock.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.
On May 1, 2026, LNKB was merged with and into Burke & Herbert pursuant to the Merger Agreement, with Burke & Herbert surviving the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Merger Agreement required Burke & Herbert to take all actions necessary, immediately prior to the Effective Time, to appoint two members of the LNKB board of directors to the board of directors of Burke & Herbert as the surviving corporation, each of whom would qualify as an “independent director” pursuant to the listing standards of the Nasdaq Stock Market LLC as mutually agreed by Burke & Herbert and LNKB (the “LNKB Continuing Directors”).

Therefore, in accordance with the terms of the Merger Agreement, as of the Effective Time, the Burke & Herbert board of directors appointed current LNKB directors Diane Poillon and Kristen Snyder to the board of the surviving corporation as the LNKB Continuing Directors.

Item 5.03 Amendments to the Articles of Incorporation of Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, LNKB ceased to exist and the Articles of Incorporation and the Bylaws of LNKB ceased to be in effect by operation of law. The Articles of Incorporation, as amended, and the Amended and Restated Bylaws of Burke & Herbert, as each were in effect immediately prior to the Effective Time, remain in effect as the Articles of Incorporation and Amended and Restated Bylaws of Burke & Herbert as the surviving entity.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description

2.1
Agreement and Plan of Merger, dated as of December 18, 2025, by and between Burke & Herbert Financial Services Corp. and LINKBANCORP, Inc. (incorporated by reference to Exhibit 2.1 of LINKBANCORP, Inc.’s Current Report on Form 8-K filed December 18, 2025).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BURKE & HERBERT FINANCIAL SERVICES CORP.
(as successor by merger to LINKBANCORP, Inc.)

DATE: May 1, 2026	By:	/s/ Roy E. Halyama
Roy E. Halyama
Executive Vice President, CFO